Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.1597%



        Excess Protection Level
          3 Month Average   5.96%
          April, 1999   5.10%
          March, 1999   6.72%
          February, 1999   6.05%


        Cash Yield                                  17.83%


        Investor Charge Offs                         5.23%


        Base Rate                                    7.50%


        Over 35 Day Delinquency                      4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $42,469,994,217.25


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,418,074,698.76